Exhibit 99.1

JOINT WRITTEN CONSENT

OF THE

BOARD OF DIRECTORS

AND

MAJORITY CONSENTING STOCKHOLDERS

OF

CX NETWORK GROUP, INC.

The undersigned, being all of the members of the Board of Directors of CX Network Group, Inc., a Nevada corporation (the “Corporation”), acting by written consent pursuant to NRS 78.315, and the holders of a majority of the outstanding voting shares of the Corporation’s common stock, par value $0.0001 (the “Common Stock”) acting by written consent pursuant to NRS 78.320 (the “Majority Consenting Stockholders”) do hereby adopt the following recitals and resolutions effective as of this 20th day of July 2021 (the “Joint Written Consent”).

AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION AND CHANGE THE TRADING SYMBOL

WHEREAS, the Board of Directors of the Corporation has authorized and approved the filing of Articles of Amendment to the Corporation’s Articles of Incorporation with the State of Nevada to approve the name change from CX NETWORK GROUP, INC. to KUN PENG INTERNATIONAL LTD. (the “Name Change”) substantially in the form attached hereto as Exhibit A;

WHEREAS, the Board of Directors of the Corporation believes that it is appropriate and in the best interest of the Corporation’s stockholders to change the Corporation’s trading symbol to KPEA or such other symbol as the officers of the Corporation determine; and

WHEREAS, the Corporation has received the written consent of the Majority Consenting Stockholders, which is attached to this Joint Consent of the Corporation’s Board of Directors and Majority Consenting Stockholders approving the Name Change.

NOW, THEREFORE, BE IT RESOLVED as follows:

RESOLVED, that the Amendment to the Corporation’s Articles of Incorporation changing the name of the Corporation from CX NETWORK GROUP, INC. to KUN PENG INTERNATIONAL LTD. is hereby ratified, confirmed, and approved substantially in the form attached hereto as Exhibit A; and

FURTHER RESOLVED, that the proper officers of the Corporation are hereby authorized, empowered and directed to take such action as is necessary to change the Corporation’s trading symbol to KPEA or such other symbol as the officers in their sole discretion shall select; and

FURTHER RESOLVED, that the Corporation file: (i) an application or notice of corporate action with the Financial Industry Regulatory Authority (“FINRA”) with respect to the Amendment and the symbol change; and (ii) Articles of Amendment to its Articles of Incorporation with the State of Nevada to change the Corporation’s name from CX NETWORK GROUP, INC. to KUN PENG INTERNATIONAL LTD.

AMENDMENT TO THE CORPORATION’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

WHEREAS, the Board of Directors of the Corporation deems it advisable and in the best interest of the Corporation and its shareholders to file an amendment to the Articles of Incorporation with the Nevada Secretary of State to increase the number of the Corporation’s authorized shares of Common Stock and to provide that the existing 10,000,000 shares of $0.0001 par value Preferred Stock may be issued in series and with such voting powers, designations, preferences, limitations, restrictions, and relative rights as the Board of Directors shall determine in its sole discretion;

WHEREAS, the Board of Directors of the Corporation has authorized and approved the filing of Articles of Amendment to the Corporation’s Articles of Incorporation with the State of Nevada to approve the increase in the number of authorized shares of its $0.0001 par value Common Stock from 40,000,000 to 200,000,000 (the “Increase in Authorized Shares”) substantially in the form attached hereto as Exhibit A;

WHEREAS, Board of Directors of the Corporation desires to provide that the existing 10,000,000 shares of $0.0001 par value Preferred Stock may be issued in series and with such voting powers, designations, preferences, limitations, restrictions, and relative rights as the Board of Directors shall determine in its sole discretion; and

WHEREAS, upon filing of the Articles of Amendment to the Articles of Incorporation, the Corporation shall have 210,000,000 authorized shares of Capital Stock with 200,000,000 designated as $0.0001 par value Common Stock, and 10,000,000 designated as $0.0001 par value Preferred Stock;

WHEREAS, the Corporation has received the written consent of the Majority Consenting Stockholders, which is attached to this Joint Consent of the Corporation’s Board of Directors and Majority Consenting Stockholders approving the Increase in Authorized Shares.

NOW, THEREFORE, BE IT RESOLVED as follows:

RESOLVED, that the Amendment to the Corporation’s Articles of Incorporation to approve the increase in the number of authorized shares of the Corporation’s $0.0001 par value Common Stock from 40,000,000 to 200,000,000 is hereby ratified, confirmed, and approved substantially in the form attached hereto as Exhibit A; and

FURTHER RESOLVED, that the existing 10,000,000 shares of $0.0001 par value Preferred Stock may be issued in series and with such voting powers, designations, preferences, limitations, restrictions, and relative rights as the Board of Directors shall determine in its sole discretion shall remain authorized; and

FURTHER RESOLVED, upon filing of the Articles of Amendment to the Articles of Incorporation, the Corporation shall have 210,000,000 authorized shares of Capital Stock with 200,000,000 designated as $0.0001 par value Common Stock, and 10,000,000 designated as $0.0001 par value Preferred Stock; and

FURTHER RESOLVED, that the Corporation file: (i) an application or notice of corporate action with the FINRA with respect to the Amendment and the increase in the authorized shares of Common Stock; and (ii) Articles of Amendment to its Articles of Incorporation with the State of Nevada to increase the number of authorized shares of the Corporation’s $0.0001 par value Common Stock from 40,000,000 to 200,000,000.

OMNIBUS RESOLUTIONS

NOW, THEREFORE, BE IT RESOLVED as follows:

RESOLVED, that the Officers be, and each hereby individually is, authorized to execute all documents and to take such action as such Officer or Officers may deem necessary or advisable in order to effect the resolutions set forth in this Joint Written Consent, including (i) submitting and filing all notifications, filings and actions with federal and state corporate and securities regulators, the Financial Industry Regulatory Authority, and all other organizations and agencies which have oversight and regulatory authority over the Company; and (ii) any and all additional actions that the Officers deem necessary to effect the approved resolutions; and

FURTHER RESOLVED, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as duly authorized actions of the Corporation; and

FURTHER RESOLVED, that this Joint Written Consent of the Board of Directors and Majority Consenting Stockholders shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the Majority Consenting Stockholders of this Corporation; and

FURTHER RESOLVED, that this Joint Written Consent may be executed in counterparts and with facsimile or other electronic signatures with the effect as if all parties hereto had executed the same document, all counterparts of which shall be construed together and shall constitute a single Joint Written Consent; and

As of the record date for these actions, the Corporation has 40,000,000 shares of Common Stock issued, outstanding, and entitled to vote. The number of shares of the Corporation’s voting capital stock owned of record and beneficially by the Majority Consenting Stockholders and consenting to the adoption of these resolutions, totals 22,202,954 shares. This represents 55.5% of the total voting capital stock consenting to the adoption of the Amendment and these resolutions.

CX NETWORK GROUP, INC.

By its Board of Directors:

/s/ Richun Zhuang
Name:	Richun Zhuang, Director

/s/ Chengyuan Li
Name:	Chengyuan Li, Director

Name of Majority Consenting Stockholders	Number of Voting Shares

/s/ Pui Chun Wong	22,202,954

Total	22,202,954
Percent	55.5%

Dated: Effective as of July 20, 2021

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